UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

COLUMBIA ETF TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COLUMBIA ETF TRUST

Columbia Growth Equity Strategy Fund

Columbia Large-Cap Growth Equity Strategy Fund

Columbia Concentrated Large Cap Value Strategy Fund

Columbia Intermediate Municipal Bond Strategy Fund

Columbia Core Bond Strategy Fund

(each, a “Fund” and collectively, the “Funds”)

December 14, 2012

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

This is a brief overview of the matter on which you are being asked to vote. The accompanying Joint Proxy Statement contains more detailed information, and we encourage you to read it in its entirety before voting. Your vote is important.

Why are you sending me this information?

On February 27, 2013, a Joint Special Meeting of Shareholders of each Fund (the “Meeting”) will be held at 225 Franklin Street, Boston, Massachusetts (32nd Floor, Room 3200), at 11 a.m. (Eastern). You are receiving the Joint Proxy Statement and one or more proxy cards (the “Proxy Card”) because you own shares of one or more of the Funds and have the right to vote on an important proposal concerning your investment.

What is the proposal?

Shareholders of the Funds, which are series of Columbia ETF Trust (the “Trust”), voting together, are being asked to vote to elect six additional Trustees to serve on the Board of Trustees (“Board”) of the Trust. The eight current members of the Board are expected to continue to serve as Trustees.

Why am I being asked to elect Trustees?

In May 2011, Columbia Management Investment Advisers, LLC (“Columbia Management”), the Funds’ investment manager, purchased all of the equity interests in the Funds’ former investment manager, resulting in a change of control of the former investment manager. The change of control required shareholders of the Funds to meet to consider new investment management agreements between the Funds and Columbia Management, among other matters. At the 2011 special shareholder meetings (the “2011 Special Meeting”), shareholders also considered and approved a proposal to elect new Trustees, including the eight current Trustees, who were experienced with Columbia Management’s operations by virtue of their service on the boards of other funds managed by Columbia Management. At the time of the 2011 Special Meeting, certain boards of Trustees/Directors of other funds managed by Columbia Management were in the process of consolidating. That consolidation is now complete.

At present, for certain of the funds in the Columbia Family of Funds, the eight Trustees of the Trust currently serve on the same board of Trustees as six other individuals. In order to continue the consolidation of board oversight, the Trustees of the Trust propose that shareholders of the Funds elect these six individuals as Trustees of the Trust. If elected, the overall size of the Board and aggregate fees paid to the Trustees would increase, and the Funds would be allocated a higher portion of existing aggregate Trustee compensation to reflect amounts payable to the new Trustees. However, at present, Columbia Management and/or its affiliates contractually waive fees and/or reimburse expenses so that any increase in aggregate Trustee compensation, at least until the expiration of these waivers and/or reimbursements, would not increase a Fund’s net expense ratio. The Trustees believe that having the same board members oversee both the Funds and certain other funds in the Columbia Family of Funds can lead to operational efficiencies by reducing board meetings across the Columbia Family of

Funds, minimizing potential inconsistencies in governance and oversight matters, and streamlining the resources needed to support board reporting and interaction.

In order to effect the consolidation, the Board Governance Committee of the Trust’s Board, and the full Board of the Trust, have nominated the six individuals listed in the Joint Proxy Statement for election to the Trust’s Board, each to hold office for an indefinite term, subject to the Board’s retirement policy. Information about each nominee is set forth in the Joint Proxy Statement.

How does the Board recommend that I vote?

The Board Governance Committee met on September 12, 2012 to consider the six independent nominees for Trustee, each of which the Committee recommended to the Board. At a meeting held on September 13, 2012, the Board determined to submit the nominees to the Funds’ shareholders for election.

Based on these deliberations, the Board, including the independent Trustees, unanimously recommends that you vote “for” each of the proposed nominees to serve as Trustee.

Who is entitled to vote?

Shareholders of record on November 27, 2012 are entitled to vote at the Meeting.

Who should I call for more information?

If you have questions about the proposal described in the Joint Proxy Statement or about voting procedures, please call the Funds’ proxy solicitor, Computershare Fund Services, toll free at (800) 708-7953.

How can I vote?

You can vote in one of four ways:

•	By telephone: Call the toll-free number printed on the enclosed Proxy Card(s) and follow the directions.

•	By internet: Access the website address printed on the enclosed Proxy Card(s) and follow the directions on the website.

•	By mail: Complete, sign and return the enclosed Proxy Card(s) in the enclosed self-addressed, postage-paid envelope.

•

In person at the Meeting scheduled to occur on February 27, 2013 at 225 Franklin Street, Boston, Massachusetts (32nd Floor, Room 3200), at 11 a.m. (Eastern). If you decide to vote in person, you must attend the Meeting at the time and place described in the accompanying Joint Proxy Statement. To attend the Meeting in person, you will need proof of ownership of the shares of the relevant Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

Will my Fund pay for this proxy solicitation?

No. Columbia Management and/or an affiliated company will bear all of these costs.

Why might I receive more than one Proxy Card?

If you own shares of more than one Fund, or own shares of a Fund in more than one account, you will receive a separate Proxy Card for each Fund or account.

Will I be notified of the results of the vote?

The final voting results will be included in the Funds’ next report to shareholders following the Meeting.

YOUR VOTE COUNTS AND IS VERY IMPORTANT, EVEN IF YOU HAVE REDEEMED YOUR SHARES BETWEEN THE RECORD DATE AND THE DATE OF THE MEETING

If your completed proxy is not received, you may be contacted by representatives of the Funds, by employees or agents of Columbia Management or its affiliates, or by the Funds’ proxy solicitor, Computershare Fund Services, who has been engaged to assist the Funds in soliciting proxies. Representatives of Computershare Fund Services will remind you to vote your shares.

COLUMBIA ETF TRUST

Columbia Growth Equity Strategy Fund

Columbia Large-Cap Growth Equity Strategy Fund

Columbia Concentrated Large Cap Value Strategy Fund

Columbia Intermediate Municipal Bond Strategy Fund

Columbia Core Bond Strategy Fund

(each, a “Fund” and collectively, the “Funds”)

Notice of Special Meeting of Shareholders

To Be Held February 27, 2013

A Joint Special Meeting of Shareholders (the “Meeting”) of each Fund, each a series of Columbia ETF Trust (the “Trust”), will be held at 225 Franklin Street, Boston, Massachusetts (32nd Floor, Room 3200), at 11 a.m. (Eastern) on February 27, 2013. At the Meeting, shareholders will be asked to elect Edward J. Boudreau, Jr., William P. Carmichael, William A. Hawkins, R. Glenn Hilliard, Minor M. Shaw and Anthony M. Santomero to the Board of Trustees of the Trust (the “Board”), each to hold office for an indefinite term, subject to the Board’s retirement policy, and to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Please take some time to read the enclosed Joint Proxy Statement. It describes the proposal and the nominees in more detail. If you were a shareholder of a Fund as of the close of business on November 27, 2012, you may vote at the Meeting or at any adjournment of the Meeting. You are welcome to attend the Meeting in person. If you cannot attend in person to cast your vote, please vote by mail, telephone or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call Computershare Fund Services, the Funds’ proxy solicitor, toll free at (800) 708-7953. It is important that you vote.

After careful consideration, the Board, including the independent Trustees, unanimously recommends that you vote FOR each nominee.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY.

By Order of the Board of Trustees,

Christopher O. Petersen, Secretary

December 14, 2012

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Each party should sign, and the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer.	John Doe
ABC Corp. Profit Sharing Plan.	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

COLUMBIA ETF TRUST

Columbia Growth Equity Strategy Fund

Columbia Large-Cap Growth Equity Strategy Fund

Columbia Concentrated Large Cap Value Strategy Fund

Columbia Intermediate Municipal Bond Strategy Fund

Columbia Core Bond Strategy Fund

(each, a “Fund” and collectively, the “Funds”)

225 FRANKLIN STREET, BOSTON, MA 02110

PHONE: 1-800-774-3768

Joint Proxy Statement

December 14, 2012

This Joint Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Columbia ETF Trust (the “Trust”) relating to a Joint Special Meeting of Shareholders (the “Meeting”) of the Funds to be held at 225 Franklin Street, Boston, Massachusetts (32nd Floor, Room 3200), at 11 a.m. (Eastern) on February 27, 2013. It is expected that this Joint Proxy Statement, along with the related Notice of Special Meeting of Shareholders and proxy card(s) (“Proxy Card”), will be mailed to shareholders on or about December 17, 2012.

The purpose of the Meeting is to ask Fund shareholders to elect six additional Trustees to the Board, each to hold office for an indefinite term, subject to the Board’s retirement policy, and to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof. Shareholders of each Fund will vote together with shareholders of the other Funds on the election of Trustees.

If you owned shares of a Fund as of the close of business on the record date of November 27, 2012 (the “Record Date”), then you are entitled to vote. You will be entitled to one vote per share for each share that you own on the Record Date.

On the Record Date, the number of outstanding shares of each Fund entitled to vote at the Meeting was as follows:

Fund	Outstanding Shares
Columbia Growth Equity Strategy Fund	50,010
Columbia Large-Cap Growth Equity Strategy Fund	250,010
Columbia Concentrated Large Cap Value Strategy Fund	100,022
Columbia Intermediate Municipal Bond Strategy Fund	150,010
Columbia Core Bond Strategy Fund	100,010

In total, the Trust had 650,062 outstanding shares as of the Record Date.

Appendix A sets forth those shareholders of record who owned more than 5% of a Fund’s outstanding shares as of the Record Date. Each Fund’s Officers and Trustees, as a group, owned less than 1% of each of the Funds as of the Record Date. Columbia Management Investment Advisers, LLC (“Columbia Management”), or its affiliates, owned shares of the Funds as of the Record Date as set forth on Appendix A. Columbia Management, or its affiliates, intend to vote shares they own in the same proportion as the vote of unaffiliated shareholders, but, under certain circumstances, may vote such shares in its discretion.

For your convenience, you may vote your shares in the following four ways.

•	By telephone: Call the toll-free number printed on the enclosed Proxy Card(s) and follow the directions.

•	By internet: Access the website address printed on the enclosed Proxy Card(s) and follow the directions on the website.

•	By mail: Complete, sign and return the enclosed Proxy Card(s) in the enclosed self-addressed, postage-paid envelope.

•

In person at the Meeting scheduled to occur on February 27, 2013 at 225 Franklin Street, Boston, Massachusetts (32nd Floor, Room 3200), at 11 a.m. (Eastern). If you decide to vote in person, you must attend the Meeting at the time and place described in the accompanying Joint Proxy Statement. To attend the Meeting in person, you will need proof of ownership of the shares of the relevant Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

We encourage you to vote by telephone or via the internet using the control number that appears on your enclosed Proxy Card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Shareholders voting via telephone or the internet should understand that there may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies that must be borne by the shareholder. Whichever method you choose, please read this Joint Proxy Statement carefully before you vote.

If you properly authorize your proxy through the internet or over the telephone, or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed Proxy Card without instructions, your votes will be cast “for” each nominee for Trustee (each, a “Nominee,” and collectively, the “Nominees”). Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting.

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to the Secretary of the Trust before the proxy is voted, by submitting a subsequently executed and dated Proxy Card, by authorizing your proxy by telephone or the internet, or by attending the Meeting and casting your vote in person. Attending the Meeting in person will not automatically revoke your prior proxy. If you intend to vote in person at the Meeting, please call Computershare Fund Services, the Funds’ proxy solicitor, toll free at (800) 708-7953 to obtain important information regarding your attendance at the Meeting, including directions.

A quorum is constituted by the presence in person or by proxy of the shareholders of record of the Trust’s shares issued and outstanding and entitled to vote representing at least one-third (33 1/3%) of the total shares issued by the Trust and outstanding and entitled to vote. In the event that a quorum is not present at the Meeting, the shareholders of a majority of the votes present in person or by proxy may adjourn the Meeting from time to time to a date within a reasonable time after the Record Date without further notice other than announcement at such Meeting.

The persons named as proxies will vote those proxies that they are entitled to vote “for” or “against” the Nominees and, in their discretion, on any other matters that may properly come before the Meeting. A plurality of shares of all Funds, voting together, is required to elect a Trustee.

Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes. Abstentions will be counted as present and entitled to vote at the Meeting but will not be considered votes cast at the Meeting. Broker non-votes are shares held in “street name” for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. For the election of Trustees, abstentions and broker non-votes will have no effect on the outcome of the vote.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE MEETING

The proxy statement and other proxy materials are available at the website address appearing on your Proxy Card.

Additional information about each Fund is available in its prospectus, statement of additional information and semi-annual and annual reports to shareholders. The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing to the Trust at 225 Franklin Street, Boston, Massachusetts 02110, by calling 800.774.3768, or by visiting the Funds’ website at www.columbiamanagementetf.com. All of these documents also are filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

ELECTION OF SIX TRUSTEES TO THE BOARD

(all Funds, voting together)

In May 2011, Columbia Management, the Funds’ investment manager, purchased all of the equity interests in the Funds’ former investment manager, resulting in a change of control of the former investment manager. The change of control required shareholders of the Funds to meet to consider new investment management agreements between the Funds and Columbia Management, among other matters. At the 2011 special shareholder meetings (the “2011 Special Meeting”), shareholders also considered and approved a proposal to elect new Trustees, including the eight current Trustees, who were experienced with Columbia Management’s operations by virtue of their service on the boards of other funds managed by Columbia Management. At the time of the 2011 Special Meeting, certain boards of Trustees/Directors of other funds managed by Columbia Management were in the process of consolidating. That consolidation is now complete.

At present, for certain of the funds in the Columbia Family of Funds, the eight Trustees of the Trust currently serve on the same board of Trustees as six other individuals. In order to continue the consolidation of board oversight, the Trustees of the Trust propose that shareholders of the Funds elect these six individuals as Trustees of the Trust. If elected, the overall size of the Board and aggregate fees paid to the Trustees would increase, and the Funds would be allocated a higher portion of existing aggregate Trustee compensation to reflect amounts payable to the new Trustees. However, at present, Columbia Management and/or its affiliates contractually waive fees and/or reimburse expenses so that any increase in aggregate Trustee compensation, at least until the expiration of these waivers and/or reimbursements, would not increase a Fund’s net expense ratio. The Trustees believe that having the same board members oversee both the Funds and certain other funds in the Columbia Family of Funds can lead to operational efficiencies by reducing board meetings across the Columbia Family of Funds, minimizing potential inconsistencies in governance and oversight matters, and streamlining the resources needed to support board reporting and interaction.

At a meeting held on September 12, 2012, the Board Governance Committee of the Trust’s Board nominated the Independent Nominees (defined below) to the Trust’s Board. In addition, at a meeting held on September 13, 2012, the Trust’s Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (each, an “Independent Trustee” and collectively, the “Independent Trustees”), unanimously accepted and endorsed these nominations, nominated each Independent Nominee (defined below) and the Interested Nominee (defined below) and voted to present each such Nominee to shareholders for election as Trustees. Each Nominee has consented to serve as Trustee if elected. The Board currently has no reason to believe that any Nominee will become unavailable for election as a Trustee, but if such unavailability should occur before the Meeting, the proxies will be voted for such other individuals as the Board Governance Committee and the Board may designate.

If approved by shareholders, the Board elections would be effective at the next Board meeting following the Meeting.

A Nominee is deemed to be “non-interested” or “independent” to the extent the Nominee is not an “interested person,” as that term is defined in the 1940 Act, of the Trust (each, an “Independent Nominee” and collectively, the “Independent Nominees”). The Independent Nominees are: Edward J. Boudreau, Jr., William P. Carmichael, William A. Hawkins, R. Glenn Hilliard and Minor M. Shaw.

Anthony M. Santomero (the “Interested Nominee”), if elected, would be considered an “interested person” of the Trust. Although Dr. Santomero is “independent” of Columbia Management and its affiliates, in that he is not a director, officer or employee thereof, Dr. Santomero would be an “interested person,” as that term is defined in the 1940 Act, of the Trust (an “Interested Trustee”) because he serves as a director of Citigroup, Inc. and Citigroup, N.A., which may engage from time to time in brokerage execution, principal transactions and/or lending relationships with the Funds or other funds or accounts advised/managed by Columbia Management and/or its affiliates.

The Board currently consists of eight Trustees, each elected by Fund shareholders at the 2011 Special Meeting. The current Board met eight times during the Trust’s last fiscal year ended October 31, 2012. Information about the current Trustees, along with information about the Nominees, appears below. Seven of the current Trustees are considered Independent Trustees, and one Trustee is considered an Interested Trustee. If the six Nominees are elected by shareholders, at least 75% of the Board’s Trustees will continue to be Independent Trustees.

The Nominees would serve as Trustees in accordance with the Trust’s Trust Instrument. Pursuant to the Trust Instrument, each Trustee and Nominee, if elected, will serve until his or her successor is elected, he or she dies or becomes mentally or physically incapacitated, or the Trust terminates. Any Trustee may resign at any time by written instrument signed by him and delivered to any officer of the Trust or to the other Trustees. Such resignation will be effective upon delivery unless specified to be effective at some other time. Any Trustee may be removed at any time by a written instrument signed by at least two-thirds of the remaining Trustees, specifying the date of removal. If a Trustee has become incapacitated or is otherwise unable to serve, the Trustee may be retired by a written instrument signed by a majority of the other Trustees, specifying the effective date of retirement. Any Trustee may also be removed at any meeting of shareholders by a vote of two-thirds of the combined total of all shares of the Trust issued and outstanding. A meeting of shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of shareholders owning 10% or more of the shares of the Trust in the aggregate. Under the current Board’s policy, a Trustee may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the board meeting he or she attended as a member of a board in the Columbia Family of Funds.

Information Regarding the Independent Nominees and Trustees

Background information regarding each of the Independent Nominees appears in the table below. As of December 1, 2012, each Independent Nominee oversees 145 portfolios in the Columbia Family of Funds.

Independent Nominees	Principal Occupation (s) During Past 5 Years	Present or Past (within past 5 years) Other Directorships
Edward J. Boudreau, Jr. c/o Columbia Family of Funds 225 Franklin Avenue Boston, MA 02110 Born: 1944	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	Former Trustee, BofA Funds Series Trust (11 funds)

William P. Carmichael c/o Columbia Family of Funds 225 Franklin Avenue Boston, MA 02110 Born: 1943	Retired	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Independent Nominees	Principal Occupation (s) During Past 5 Years	Present or Past (within past 5 years) Other Directorships
William A. Hawkins c/o Columbia Family of Funds 225 Franklin Avenue Boston, MA 02110 Born: 1942	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer – California General Bank, N.A., January 2008 – August 2010	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard c/o Columbia Family of Funds 225 Franklin Avenue Boston, MA 02110 Born: 1943	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, (insurance), September 2003 – May 2011	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

Minor M. Shaw c/o Columbia Family of Funds 225 Franklin Avenue Boston, MA 02110 Born: 1947	President, Micco LLC (private investments)	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)

Background information regarding each of the current Independent Trustees appears in the table below. As of December 1, 2012, each current Independent Trustee oversees 152 portfolios in the Columbia Family of Funds. Each current Independent Trustee has served as Trustee since being elected by shareholders at the 2011 Special Meeting.

Current Independent Trustee	Principal Occupation (s) During Past 5 Years	Present or Past (within past 5 years) Other Directorships
Kathleen Blatz 901 South Marquette Ave. Minneapolis, MN 55402 Born: 1954	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	None

Pamela G. Carlton 901 South Marquette Ave. Minneapolis, MN 55402 Born: 1954	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 South Marquette Ave. Minneapolis, MN 55402 Born: 1950	Trustee Professor of Economics and Management, Bentley University; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	None

Stephen R. Lewis, Jr. 901 South Marquette Ave. Minneapolis, MN 55402 Born: 1939	President Emeritus and Professor of Economics Emeritus, Carleton College	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002

Catherine James Paglia 901 South Marquette Ave. Minneapolis, MN 55402 Born: 1952	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

Current Independent Trustee	Principal Occupation (s) During Past 5 Years	Present or Past (within past 5 years) Other Directorships
Leroy C. Richie 901 South Marquette Ave. Minneapolis, MN 55402 Born: 1941	Counsel, Lewis & Munday, P.C. (law firm) since 2009; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	Lead Outside Director, Digital
Ally, Inc. (digital imaging) since
September 2005; Director,
Infinity, Inc. (oil and gas
exploration and production);
Director, OGE Energy Corp.
(energy and energy services)
since 2007

Alison Taunton-Rigby 901 South Marquette Ave. Minneapolis, MN 55402 Born: 1944	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Background information regarding the Interested Nominee appears in the table below. As of December 1, 2012, Dr. Santomero oversees 145 portfolios in the Columbia Family of Funds.

Nominee for Interested Trustee	Principal Occupation (s) During Past 5 Years	Present or Past (within past 5 years) Other Directorships
Anthony M. Santomero* c/o Columbia Family of Funds 225 Franklin Avenue Boston, MA 02110 Born: 1946	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting) 2006-2008	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of Columbia Management or Ameriprise Financial, Inc. (“Ameriprise Financial”), the parent company of Columbia Management. However, he would be deemed by the Funds to be an Interested Trustee because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by Columbia Management and/or its affiliates.

Background information regarding the current Interested Trustee appears in the table below. As of December 1, 2012, Mr. Truscott oversees 204 portfolios in the Columbia Family of Funds.

Current Interested Trustee	Principal Occupation (s) During Past 5 Years	Present or Past (within past 5 years) Other Directorships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Born: 1946	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2012 – September 2012 and President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, Ameriprise Certificate Company since 2006 (previously President and Chief Executive Officer, 2006 – August 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	None.

*	Mr. Truscott is considered an Interested Trustee by reason of being an officer, director, security holder and employee of Columbia Management and/or Ameriprise Financial.

Responsibilities of Board with Respect to Fund Management

The Board oversees management of the Trust and the Funds. The Board is chaired by an Independent Trustee who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on Fund-related matters with the Funds’ Chief Compliance Officer (“CCO”), counsel to the Independent Trustees (as described below), and representatives of the Funds’ service providers and overseeing Board Services. The Board initially approves an Investment Management Services Agreement and other contracts with Columbia Management and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. Annually, the

Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and Columbia Management’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. Columbia Management is responsible for day-to-day management and administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Board’s oversight of Columbia Management and other service providers in the operation of the Funds includes oversight with respect to various risk management functions. The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Columbia Management and other service providers (depending on the nature of the risk) who carry out the Funds’ investment management and business affairs. Columbia Management and other service providers each have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Columbia Management, the independent registered public accounting firm for the Funds, and internal auditors for Columbia Management or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board also meets periodically with the Funds’ CCO, to receive reports regarding the compliance of the Funds and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board, with the assistance of the Investment Review Committee, reviews investment policies in connection with its review of the Funds’ performance, and meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including various investment risks. As part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. In addition, the Board oversees processes that are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest.

Committees of the Board

The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Trustees (for these purposes, persons who are not affiliated persons of Columbia Management or Ameriprise Financial). The current members of each committee are set forth below. It is expected that the Nominees, if elected, including Dr. Santomero, would be appointed to the Board’s committees to align with the committee memberships of the other Boards on which the current Trustees and Nominees serve. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Trustees and Columbia Management between Board meetings in respect of general matters.

Board Governance Committee – Recommends to the Board the size, structure and composition of the Board and its Committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The Committee also reviews candidates for Board membership including candidates recommended by shareholders. The Committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

To be considered as a candidate for Trustee, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, Columbia Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. The Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the candidate’s ability to qualify as an Independent Trustee; and (viii) such other criteria as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the Committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Trustee and Nominee, as encapsulated in their bios included above.

The Board believes that the Funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

Professional Background
Name	Geographic	For Profit CIO/CFO; CEO/COO	Non-Profit; Government; CEO	Investment	Legal; Regulatory	Political	Academic	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Boudreau	MA	X		X				X
Carlton	NY			X	X			X
Carmichael	IL	X		X	X			X
Flynn	MA						X
Hawkins	CA	X		X				X
Hilliard	CA	X
Lewis	MN		X				X
Paglia	NY	X		X				X
Richie	MI	X			X
Santomero	PA		X	X	X		X	X
Shaw	SC	X		X
Taunton-Rigby	MA	X		X				X

With respect to the trusteeship of Mr. Truscott on the Board, who is an Interested Trustee, the Committee and the Board have concluded that having a senior member of Columbia Management serve on the Board can facilitate the Independent Trustees’ increased access to information regarding Columbia Management, which is the Funds’ most significant service provider. With respect to the trusteeship of Dr. Santomero, who would be considered an Interested Nominee, the Committee and the Board have concluded that, despite his lack of technical independence of the Funds under the 1940 Act (arising from his board service to Citigroup, Inc. and Citigroup, N.A.), he could serve with “substantive independence” primarily since he has no financial interest in or relationship with Columbia Management or Ameriprise Financial. The Committee and the Board also took into account Dr. Santomero’s broad array of experiences from management consulting to academia to public service, which can complement well the mix of experiences represented by the other Board members.

The Board Governance Committee operates pursuant to a charter, a copy of which appears at Appendix B to this Joint Proxy Statement. Current members of the Board Governance Committee are: Ms. Blatz, Mr. Lewis and Ms. Paglia. During the fiscal year ended October 31, 2012, the Board Governance Committee met seven times.

Compliance Committee – Supports the Funds’ maintenance of a strong compliance program by providing a forum for Independent Trustees to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds’ CCO, a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Funds’ CCO to meet with Independent Trustees on a regular basis to discuss compliance matters.

Current members of the Compliance Committee are: Ms. Blatz, Ms. Flynn, Mr. Lewis and Mr. Richie. During the fiscal year ended October 31, 2012, the Compliance Committee met five times.

Contracts Committee – Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the Board regarding actions taken on these contracts during the annual review process. Reviews and considers, on behalf of all Trustees, the Funds’ investment advisory, subadvisory (if any), administrative services and principal underwriting contracts to assist the Trustees in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements.

Current members of the Contracts Committee are: Ms. Flynn, Mr. Lewis, Ms. Paglia, Mr. Richie and Ms. Taunton-Rigby. During the fiscal year ended October 31, 2012, the Contracts Committee met six times.

Executive Committee – Acts, as needed, for the Board between meetings of the Board.

Current members of the Executive Committee are: Ms. Carlton, Mr. Lewis, Ms. Paglia and Ms. Taunton-Rigby. During the fiscal year ended October 31, 2012, the Executive Committee met one time.

Investment Review Committee – Reviews and oversees the management of the Funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Current members of the Investment Review Committee are: Ms. Blatz, Ms. Carlton, Ms. Flynn, Mr. Lewis, Ms. Paglia, Mr. Richie and Ms. Taunton-Rigby. During the fiscal year ended October 31, 2012, the Investment Review Committee met six times.

Audit Committee – Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The Committee also makes recommendations regarding the selection of the Funds’ independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The Committee oversees the Funds’ risks by, among other things, meeting with the Funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Funds’ Disclosure Controls and Procedures.

Current members of the Audit Committee are: Ms. Blatz, Ms. Carlton and Ms. Taunton-Rigby. During the fiscal year ended October 31, 2012, the Audit Committee met eight times.

Equity Ownership of Trustees and Nominees. The table below shows the dollar range of shares of all funds in the Trust’s family of investment companies owned by the Trustees and Nominees as of October 31, 2012. As of October 31, 2012, none of the Trustees or Nominees owned any of the outstanding shares of the Funds.

Trustee/Nominee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/Nominee in Family of Investment Companies*
Kathleen Blatz	Over $	100,000
Pamela G. Carlton	Over $	100,000	**
Patricia M. Flynn	Over $	100,000	**
Stephen R. Lewis, Jr.	Over $	100,000	**
Catherine James Paglia	Over $	100,000	**
Leroy C. Richie	Over $	100,000
Alison Taunton-Rigby	Over $	100,000	**
William F. Truscott	Over $	100,000
Edward Boudreau	Over $	100,000	**
William Carmichael	Over $	100,000	**
William Hawkins	Over $	100,000	**
R. Glenn Hilliard	Over $	100,000	**
Minor M. Shaw	Over $	100,000	**
Anthony Santomero	Over $	100,000

*	The “Family of Investment Companies” currently consists of the five Funds and 199 mutual funds in the Columbia Family of Funds.
**	Total includes deferred compensation invested in share equivalents.

None of the Nominees for Independent Trustee currently own any shares or interests in Columbia Management, or any person that controls, is controlled by, or is under common control with, Columbia Management, including Ameriprise Financial.

Executive Officers of the Trust

Information about the executive officers of the Trust appears in Appendix C to this Joint Proxy Statement.

Compensation of Trustees and Officers

The Trust’s officers and Mr. Truscott receive no compensation directly from the Trust.

The Independent Trustees determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other mutual fund complexes of comparable size.

Other than the Board’s Chair, Independent Trustees (which for these purposes include Dr. Santomero) will be paid an annual retainer of $165,000. Committee Chairs each receive an additional annual retainer of $20,000 and subcommittee Chairs each receive an additional annual retainer of $5,000. In addition, Independent Trustees are paid the following fees for attending Board and Committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person Committee or subcommittee meetings (if such meetings are not held on the same day as a Board meeting). Independent Trustees are not paid for special meetings conducted by telephone. The Board’s Chair received total annual cash compensation of $430,000 during 2011, $10,000 of which is paid separately by two closed-end funds under the governance of certain members of the Board. Independent Trustee fees are paid by all the Funds and other funds in the Columbia Family of Funds, other than the closed-end funds, and allocated across these funds as follows: 50% allocated on a per-fund basis, and 50% being allocated on the basis of average net assets.

The table below sets forth the total remuneration of the Independent Trustees for the fiscal year ended October 31, 2012.

Fund	Blatz		Carlton		Flynn		Lewis		Maher(a)		Paglia		Richie		Taunton- Rigby
Columbia Growth Equity Strategy Fund – total Deferred	$ $	328 0	$ $	295 118	$ $	494 247	$ $	928 105	$ $	295 295	$ $	462 231	$ $	494 0	$ $	462 277
Columbia Large-Cap Growth Equity Strategy Fund – total Deferred	$ $	337 0	$ $	303 121	$ $	508 254	$ $	954 108	$ $	303 303	$ $	474 237	$ $	508 0	$ $	474 285
Columbia Concentrated Large Cap Value Strategy Fund – total Deferred	$ $	336 0	$ $	303 121	$ $	503 252	$ $	935 106	$ $	303 303	$ $	470 235	$ $	503 0	$ $	470 282
Columbia Intermediate Municipal Bond Strategy Fund – total Deferred	$ $	334 0	$ $	301 120	$ $	503 252	$ $	950 107	$ $	301 301	$ $	470 235	$ $	503 0	$ $	470 282
Columbia Core Bond Strategy Fund – total Deferred	$ $	334 0	$ $	301 120	$ $	503 252	$ $	948 107	$ $	301 301	$ $	470 235	$ $	503 0	$ $	470 282

(a)	Mr. Maher ceased serving as a member of the Board effective October 2012.

Trustees did not accrue any pension or retirement benefits as part of Trust expenses, nor will they receive any annual benefits upon retirement.

Independent Trustees may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the “Deferred Plan”). Under the Deferred Plan, an Independent Trustee may elect to have his or her deferred compensation treated as if it had been invested in shares of one or more funds in the Columbia Family of Funds, including the Funds, and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Independent Trustee compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 125 High Street, Boston, MA 02110, served as independent registered public accounting firm for the Trust for the fiscal years ended October 31, 2011 and 2012 and will continue to serve the Trust in that capacity during the current fiscal year. PwC is responsible for auditing the annual financial statements of the Funds. Representatives of PwC are not expected to be present at the Meeting and will not have an opportunity to make a statement, but will be available should questions arise.

Subsequent to Columbia Management’s acquisition of the Funds’ prior investment manager on May 20, 2011, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm for each of the Funds. At a meeting held on June 7, 2011, the Board, upon recommendation of the Audit Committee, selected

PwC to serve as the independent registered public accounting firm for each Fund as of and for the fiscal year ending October 31, 2011. The Funds did not consult with PwC during the fiscal periods ended October 31, 2010 and 2009. PwC also serves as the independent registered public accounting firm for the other funds in the Columbia Family of Funds.

During the fiscal periods ended October 31, 2010 and 2009, there were no: (1) disagreements between the Funds and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events.

PwC’s report on the financial statements of each Fund as of and for the fiscal periods ended October 31, 2011 and 2012 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

Audit Fees. The aggregate fees billed for professional services rendered by PwC for the audit of the Trust’s annual financial statements and services normally provided by PwC in connection with the statutory and regulatory filings or engagements for the fiscal years ended October 31, 2011 and October 31, 2012 were $52,400 and $43,000, respectively. The aggregate fees billed for professional services rendered by KPMG for services normally provided in connection with the statutory and regulatory filings or engagements for the fiscal years ended October 31, 2011 and October 31, 2012 were $0 and $10,000, respectively.

Audit-Related Fees. The aggregate fees billed for audit-related services rendered by PwC for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported in Audit Fees above for the fiscal years ended October 31, 2011 and October 31, 2012 were $0 and $2,000, respectively. The aggregate fees billed for audit-related services rendered by KPMG for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported in Audit Fees above for the fiscal years ended October 31, 2011 and October 31, 2012 were $15,000 and $0, respectively.

Tax Fees. The aggregate fees billed for tax services rendered by PwC for tax compliance, tax advice, and tax planning for the fiscal years ended October 31, 2011 and October 31, 2012 were $16,100 and $15,820, respectively. The aggregate fees billed for tax services rendered by KPMG for tax compliance, tax advice, and tax planning for the fiscal years ended October 31, 2011 and October 31, 2012 were $27,647 and $0, respectively.

All Other Fees. PwC and KPMG did not bill the Trust for other products and services, other than the services reported above, for the Trust’s two most recently completed fiscal years.

Aggregate Non-Audit Fees. Other than the tax fees noted above, there were no non-audit fees billed by PwC and KPMG for the last two fiscal years.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee is required to preapprove audit and non-audit services performed for the Trust by PwC. The Audit Committee also is required to pre-approve certain non-audit services performed for Columbia Management or any entity controlling, controlled by, or under common control with Columbia Management that provide services to the Trust and that are directly related to the operations and financial reporting of the Trust. No such non-audit services are provided by PwC.

Required Vote

Each Fund’s shareholders will vote collectively on each of the Nominees. Approval of a Nominee requires a plurality of votes.

YOUR BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” EACH NOMINEE.

SUPPLEMENTAL INFORMATION

INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

Columbia Management, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment manager to the Funds. Columbia Management is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. Columbia Management’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment manager to traditional mutual funds, exchange-traded funds (ETFs) and closed-end funds, Columbia Management acts as an investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.

BNY Mellon Corp., located at One Wall Street, New York, New York 10286, serves as Custodian, Administrator, Fund Accountant and Transfer Agent to each Fund.

ALPS Distributors, Inc. serves as the Distributor of shares of each Fund, and is located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. (FINRA).

BROKERAGE COMMISSIONS TO AFFILIATES

During the fiscal year ended October 31, 2012, no brokerage commissions were paid to affiliated brokers. Although Columbia Management is affiliated with several broker-dealers, Columbia Management does not anticipate placing trades on behalf of the Funds with any entities that are under common control with Columbia Management.

VOTING MATTERS

The Funds will solicit proxies by mail. Certain of the Trust’s officers, or officers and employees of Columbia Management, Ameriprise Financial or their affiliates, may solicit by telephone or personally. The Trust will not pay these officers and employees specifically for soliciting proxies. The Funds will not bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy materials as well as reimbursing brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Funds. These expenses will be borne by Columbia Management or its affiliates. The cost of soliciting proxies is expected to be approximately $12,500 for all of the Funds. The Trust has retained Computershare Fund Services, a proxy solicitation firm, to solicit proxies. To reduce expenses and duplicate mail, the Funds will send only one copy of this Joint Proxy Statement to each household address (i.e., householding) unless they have received contrary instructions. If you share an address with another shareholder, but wish to receive a separate copy of this proxy statement, please call (800) 708-7953 and Computershare Fund Services will promptly send you a separate copy.

The Meeting could be adjourned if, for example, a quorum does not exist or if sufficient votes to approve the proposal are not received. For purposes of any adjournment, proxies will be voted “for” adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments. The Meeting may be adjourned without notice other than an announcement at the Meeting.

The Meeting for each Fund will be held simultaneously with the Meeting for each other Fund. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Fund’s meeting to a time after the Meeting so that a meeting for that Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.

RECEIPT OF SHAREHOLDER PROPOSALS

Under the proxy rules of the SEC, shareholder proposals meeting certain tests contained in those rules may, under certain conditions, be included in the Trust’s proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Trust of any such proposal. Since the Funds do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received a reasonable time before the printing and mailing of proxies for the meeting occurs. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in proxy materials since there are other requirements in the proxy rules relating to such inclusion.

OTHER MATTERS

The Board knows of no other matters that may come before the Meeting. If any other matters properly come before the Meeting, it is the intention of the person acting pursuant to the enclosed form of proxy to vote the shares represented by the proxies in accordance with his or her best judgment with respect to such matters.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS ALSO AVAILABLE.

By order of the Board of Trustees,

Christopher O. Petersen
Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting in person, are urged to authorize their proxy as soon as possible by accessing the internet website listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the relevant Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

Appendix A

Fund Ownership and Principal Shareholders

The following tables set forth certain information regarding the ownership of shares of the Funds as of the Record Date by each person or entity known by the Funds to own beneficially or of record more than five percent of the shares of the Fund in question.

Columbia Growth Equity Strategy Fund

Name and Address	Number of Shares	Percentage
National Financial Services LLC* 200 Liberty Street New York, NY 10281	26,074	52.1%
UBS Securities LLC* 480 Washington Boulevard, 12th Floor Jersey City, NJ 07310	7,140	14.3%
J.P. Morgan Clearing Corp.* 1 Metrotech Center North, 4th Floor Brooklyn, NY 11201	6,854	13.7%
Knight LLC* 545 Washington Boulevard Jersey City, NJ 07310	3,933	7.9%

*	Shareholders of record, not beneficial owners.

Columbia Large-Cap Growth Equity Strategy Fund

Name and Address	Number of Shares	Percentage
Columbia Management Investment Advisers, LLC 50807 Ameriprise Financial Center Minneapolis, MN 55474-0508	175,000	70.0%
J.P. Morgan Clearing Corp.* 1 Metrotech Center North, 4th Floor Brooklyn, NY 11201	17,070	6.8%
Knight LLC* 545 Washington Boulevard Jersey City, NJ 07310	16,316	6.5%

*	Shareholders of record, not beneficial owners.

A-1

Columbia Concentrated Large Cap Value Strategy Fund

Name and Address	Number of Shares	Percentage
Columbia Management Investment Advisers, LLC 50807 Ameriprise Financial Center Minneapolis, MN 55474-0508	50,000	50.0%
Merrill Lynch* 101 Hudson Street, 9th Floor Jersey City, NJ 07302	33,143	33.1%
National Financial Services LLC* 200 Liberty Street New York, NY 10281	6,518	6.5%

*	Shareholders of record, not beneficial owners.

Columbia Intermediate Municipal Bond Strategy Fund

Name and Address	Number of Shares	Percentage
Columbia Management Investment Advisers, LLC 50807 Ameriprise Financial Center Minneapolis, MN 55474-0508	45,000	30.0%
Merrill Lynch* 101 Hudson Street, 9th Floor Jersey City, NJ 07302	38,268	25.5%
LPL Financial* Attn: Corporate Actions P.O. Box 509043 San Diego, CA 92150-9043	30,141	20.1%

*	Shareholders of record, not beneficial owners.

Columbia Core Bond Strategy Fund

Name and Address	Number of Shares	Percentage
Columbia Management Investment Advisers, LLC 50807 Ameriprise Financial Center Minneapolis, MN 55474-0508	50,000	50.0%
Merrill Lynch* 101 Hudson Street, 9th Floor Jersey City, NJ 07302	25,207	25.2%
National Financial Services LLC* 200 Liberty Street New York, NY 10281	10,016	10.0%
Charles Schwab & Co., Inc.* P.O. Box 64930 Phoenix, AZ 85082-4930	6,832	6.8%

*	Shareholders of record, not beneficial owners

A-2

Appendix B

COLUMBIA FUNDS BOARD

Board Governance Committee Charter

Introduction

The Board of Directors/Trustees (the “Board”) is responsible for protecting the interests of each Fund under its governance (each, a “Fund” and collectively, the “Funds”) and its shareholders. In this connection, the Board has established a Board Governance Committee (the “Committee”). The Board has adopted this Board Governance Committee Charter (the “Charter”) for purposes of delineating the scope of the Committee’s authority and responsibility, and defining key attributes of the Committee and its members.

Committee Purpose

The mission of the Committee under this Charter is to review and oversee Fund governance matters, including protecting and furthering the interest of the Funds and their shareholders on external matters.

Committee Authority and Responsibilities

To carry out its purpose, the Committee shall have the following powers and duties:

•	Governance Matters

•	Make recommendations to the Board on:

•	The responsibilities and duties of the Board;

•

The criteria to be used to determine the size and structure of the Board and its committees, and the background and characteristics of Independent Directors/Trustees of the Board (the “Independent Directors”);

•

The persons to serve as Board members based on approved criteria whenever necessary to fill a vacancy or in conjunction with a regular meeting of shareholders in which nominees are required to be submitted for a vote of shareholders;[1]

•	The process for conducting the annual evaluation of the Board’s performance;

•	The nomination of the Board Chair, the members to serve on each committee of the Board, and the member who should serve as Chair of each committee; and

•	The compensation to be paid to the Independent Directors.

•

Have one or more of its members meet personally with each candidate for Board membership to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment.

•	Consider the individual professional and personal backgrounds of each Board candidate or nominee and assess how those would fit into the mix of experiences represented by the then-current Board.

•	Oversee the proxy voting policies and procedures with respect to voting proxies relating to portfolio securities.

[1]	To the extent the Board has oversight over actively-managed exchange traded Funds (“ETFs”), the Committee, when considering candidates to serve as “independent” Board members, shall identify and recommend for nomination candidates to serve as members of the Board of the ETFs and/or members of a committee thereof who are not “interested persons” of the ETFs as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) and meet any independence requirements of NYSE Arca, Inc. Rule 5.3(k)(l) or the applicable rule of any other exchange on which shares of the ETFs are listed. Further, the Committee shall evaluate and make recommendations to the Board regarding potential candidates who are “interested persons” of the Funds as that term is defined in the 1940 Act.

B-1

•	Assist the Board Chair in furthering the interests of the Funds and their shareholders with respect to matters involving regulatory, governmental and investor organizations.

•	Reporting to Board

•

The Committee shall report quarterly to the Board, or more frequently as appropriate, on matters considered, conclusions reached, and action taken by the Committee. Recommendations to the Board or action recommended to be taken by the Board will be at the discretion of the Committee members and the Committee Chair.

The Committee shall be assigned such additional areas of responsibility as appropriate to assist the Board in meeting its fiduciary duties in an efficient and effective manner.

The members of the Committee shall serve as the directors of Board Services Corporation (“BSC”) as provided by the Operating Guidelines of BSC.

Committee Operations

The agenda for each Committee meeting shall be prepared under the direction and control of the Chair.

The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Funds’ bylaws.

The Committee shall have the authority to meet privately and to admit non-members individually.

The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

The Committee shall evaluate its performance at least annually.

Committee Membership

The Committee shall be comprised exclusively of Independent Directors. Further, with respect to actively-managed exchange traded Funds, each member of the Committee shall meet any independence requirements of NYSE Arca, Inc. Rule 5.3(k)(l) or the applicable rule of any other exchange on which shares of the ETFs are listed. Each member of the Committee, including the Chair, will be appointed by the vote of a majority of the Independent Directors then serving on the Board. Members of the Committee will serve at the pleasure of the Independent Directors on the Board.

Meetings

The Committee meets on the dates established on an annual agenda. The Committee may hold additional meetings as called by the Committee Chair, the Board Chair, or any two members of the Committee. A majority of the Committee will constitute a quorum. Every act done or decision made by a majority of the Committee members present at a meeting duly held at which a quorum is present will be regarded as the act of the Committee. At each meeting, the Committee will hold an executive session for Committee members, Fund Counsel and/or Independent Counsel only.

Miscellaneous

The Committee will have the resources and authority appropriate to discharge its responsibilities, including authority to retain experts or consultants, subject to the approval of the Independent Directors.

The Committee will review this Charter periodically, and will recommend any changes to the Board. The Board will initially review this Charter, and thereafter will review any material changes to this Charter recommended by the Committee. Board approval is required for initial adoption and any material changes to this Charter.

Effective Date

Adopted by the Board on January 10, 2008. Most recently amended (adopted for certain Funds) by the Board on November 15, 2012.

B-2

Appendix C

Executive Officers of the Trust

The name, address, year of birth, position held with the Trust, and principal occupation during the past five years of each officer of the Trust is set forth below. Information about Mr. Truscott, who is Senior Vice President of the Trust, appears in the Trustee table in the Joint Proxy Statement.

Name, Address, Year of birth	Position(s) Held with the Trust	Length of Service	Principal Occupation(s) During Past 5 Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer	Since 5/11	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004 - April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 - January 2009; Treasurer, Columbia Funds, October 2003 - May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President	Since 5/11	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010 and Vice President – Asset Management and Trust Company Services, 2006–2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer and Chief Financial Officer	Since 5/11	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President, Chief Legal Officer and Assistant Secretary	Since 5/11	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President	Since 5/11	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President since 5/11 and Chief Compliance Officer since 10/11	Since 5/11	Vice President- Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 - 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President	Since 5/11	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 - April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 - April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary	Since 5/11	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 - January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 – April 2011 and of the Nations Funds, May 2010 – March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President and Assistant Treasurer	Since 5/11	Vice President – Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President – Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 - May 2010

C-1

Name, Address, Year of birth	Position(s) Held with the Trust	Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer	Since 5/11	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 - April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President and Assistant Secretary	Since 5/11	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 - January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated, July 2008 - November 2008 (previously Managing Director and Associate General Counsel, January 2005 - July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President and Assistant Secretary	Since 5/11	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005 - April 2010

C-2

S-6400-47  A  (12/12)

Proxy Book 6

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 225 Franklin Street (32nd Floor, Room 3200) Boston, MA 02110 on February 27, 2013

Please detach at perforation before mailing.

COLUMBIA ETF TRUST COLUMBIA GROWTH EQUITY STRATEGY FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 27, 2013	PROXY

The undersigned shareholder of the Fund named above hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Joint Proxy Statement for the Special Meeting of Shareholders (the “Meeting”) to be held at 11:00 a.m., local time, on February 27, 2013, at 225 Franklin Street, Boston, Massachusetts 02110, and, revoking any previous proxies, hereby appoints J. Kevin Connaughton, Michael Clarke, Marybeth Pilat, Joseph F. DiMaria, Julian Quero, Scott R. Plummer, Christopher O. Petersen, Ryan C. Larrenaga and Joseph D’Alessandro (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and any adjournments or postponements thereof and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Trustees (Proposal 1). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposals, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Signature (if held jointly)

Date	GES_24073_111412

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 225 Franklin Street (32nd Floor, Room 3200) Boston, MA 02110 on February 27, 2013

Please detach at perforation before mailing.

COLUMBIA ETF TRUST COLUMBIA LARGE-CAP GROWTH EQUITY STRATEGY FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 27, 2013	PROXY

The undersigned shareholder of the Fund named above hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Joint Proxy Statement for the Special Meeting of Shareholders (the “Meeting”) to be held at 11:00 a.m., local time, on February 27, 2013, at 225 Franklin Street, Boston, Massachusetts 02110, and, revoking any previous proxies, hereby appoints J. Kevin Connaughton, Michael Clarke, Marybeth Pilat, Joseph F. DiMaria, Julian Quero, Scott R. Plummer, Christopher O. Petersen, Ryan C. Larrenaga and Joseph D’Alessandro (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and any adjournments or postponements thereof and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Trustees (Proposal 1). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposals, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Signature (if held jointly)

Date	LGE_24073_111412

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 225 Franklin Street (32nd Floor, Room 3200) Boston, MA 02110 on February 27, 2013

Please detach at perforation before mailing.

COLUMBIA ETF TRUST COLUMBIA CONCENTRATED LARGE CAP VALUE STRATEGY FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 27, 2013	PROXY

The undersigned shareholder of the Fund named above hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Joint Proxy Statement for the Special Meeting of Shareholders (the “Meeting”) to be held at 11:00 a.m., local time, on February 27, 2013, at 225 Franklin Street, Boston, Massachusetts 02110, and, revoking any previous proxies, hereby appoints J. Kevin Connaughton, Michael Clarke, Marybeth Pilat, Joseph F. DiMaria, Julian Quero, Scott R. Plummer, Christopher O. Petersen, Ryan C. Larrenaga and Joseph D’Alessandro (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and any adjournments or postponements thereof and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Trustees (Proposal 1). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposals, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Signature (if held jointly)

Date	CLC_24073_111412

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 225 Franklin Street (32nd Floor, Room 3200) Boston, MA 02110 on February 27, 2013

Please detach at perforation before mailing.

COLUMBIA ETF TRUST COLUMBIA INTERMEDIATE MUNICIPAL BOND STRATEGY FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 27, 2013	PROXY

The undersigned shareholder of the Fund named above hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Joint Proxy Statement for the Special Meeting of Shareholders (the “Meeting”) to be held at 11:00 a.m., local time, on February 27, 2013, at 225 Franklin Street, Boston, Massachusetts 02110, and, revoking any previous proxies, hereby appoints J. Kevin Connaughton, Michael Clarke, Marybeth Pilat, Joseph F. DiMaria, Julian Quero, Scott R. Plummer, Christopher O. Petersen, Ryan C. Larrenaga and Joseph D’Alessandro (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and any adjournments or postponements thereof and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Trustees (Proposal 1). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposals, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Signature (if held jointly)

Date	IMB_24073_111412

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 225 Franklin Street (32nd Floor, Room 3200) Boston, MA 02110 on February 27, 2013

Please detach at perforation before mailing.

COLUMBIA ETF TRUST COLUMBIA CORE BOND STRATEGY FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 27, 2013	PROXY

The undersigned shareholder of the Fund named above hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Joint Proxy Statement for the Special Meeting of Shareholders (the “Meeting”) to be held at 11:00 a.m., local time, on February 27, 2013, at 225 Franklin Street, Boston, Massachusetts 02110, and, revoking any previous proxies, hereby appoints J. Kevin Connaughton, Michael Clarke, Marybeth Pilat, Joseph F. DiMaria, Julian Quero, Scott R. Plummer, Christopher O. Petersen, Ryan C. Larrenaga and Joseph D’Alessandro (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and any adjournments or postponements thereof and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Trustees (Proposal 1). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposals, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Signature (if held jointly)

Date	CBS_24073_111412

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be Held on February 27, 2013.

The Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/col-24073

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSED NOMINEES TO SERVE AS TRUSTEE.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:         ■

1. To elect six additional Trustees to the Board of Trustees of the Trust.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01. Edward J. Boudreau, Jr.	02. William P. Carmichael	03. William A. Hawkins	☐	☐	☐
04. R. Glenn Hilliard	05. Anthony M. Santomero	06. Minor M. Shaw

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

24073_111412